                      FIRST AMENDMENT TO CREDIT AGREEMENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of September 17,1997, by and among KITTY HAWK, INC., a Delaware corporation ("Kitty Hawk"), AIRCRAFT LEASING, INC., a Texas corporation ("Leasing"), KITTY HAWK AIRCARGO, INC., a Texas corporation ("Aircargo"), KITTY HAWK CHARTERS, INC., a Texas corporation ("Charters"), SKYFREIGHTERS CORPORATION, a Texas corporation ("Skyfreighters"), WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION ("Wells Fargo"), a national banking association, BANK ONE, TEXAS, N.A. ("Bank One"), a national banking association, and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association, as agent for itself and the other Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent").

                                R E C I T A L S:

         A. Pursuant to that certain Amended and Restated Credit Agreement dated as of August 14, 1996, by and among Kitty Hawk, Leasing, Aircargo, Charters, Skyfreighters, Wells Fargo, Bank One and the other (if any) lending institutions which are parties thereto and their successors and assigns (individually a "Lender" and collectively "Lenders") and Agent (as amended by those certain letter agreements dated as of August 14, 1996 and June 1, 1996, the "Credit Agreement"), one or more of Lenders agreed to provide a $15,000,000.00 Revolving Credit Loans facility to Kitty Hawk (for use by Kitty Hawk and its Subsidiaries), a $12,744,000.45 Term Loans A facility to Leasing, a $11,225,000.00 Term Loans B facility to Leasing and a $ 10,000,000.00 Term Loans C facility to Leasing.

         B. Kitty Hawk, Leasing, Aircargo, Charters and Skyfreighters have requested that Lenders increase the Revolving Credit Loans facility to $60,900,000.00 to facilitate the acquisition of additional aircraft by Aircargo and to amend the Credit Agreement in certain other respects, and Agent and Lenders are willing to comply with such request subject to the terms and provisions of this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions

         Section 1.1 Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Credit Agreement (as amended by this Amendment).





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 1
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                                   ARTICLE 2

                         Amendments to Credit Agreement

         Section 2.1 Amended and Restated Definitions. The following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                 "'Aircraft D' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N6827, Manufacturer's Serial No. 20180, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment and avionics installed in or appurtenant to such airframe
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. ___________, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665198, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 654095."

                 "'Aircraft E' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N854AA, Manufacturer's Serial No. 20995, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665206, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666105, and (iv) one Pratt & Whitney JT8D9A Engine, Manufacturer's Serial No. __________."

                 "'Aircraft F' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N855AA, Manufacturer's Serial No. 20996, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment and avionics installed in or appurtenant to such airframe
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665851, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. ___________, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 657315."

                 "'Aircraft Acquisition Letter' means a letter executed by a Responsible Officer of Leasing or Aircargo (as applicable, whichever Person is to be the owner of the Acquired Aircraft) in the form of Exhibit "H" hereto, appropriately completed, which contains information regarding a particular Acquired Aircraft."

                 "'Aircraft Acquisitions' means the acquisition (by lease or purchase), enhancement and/or modification of any aircraft, engine, propeller, appliance or spare part owned by Leasing or Aircargo for use in the ordinary course of business of Leasing or Aircargo, respectively."

                 "'Revolving Credit Loans Maturity Date' means (a) as to the Revolving Credit Loans other than the AIA Fleet Advance, December 31, 1998, and (b) as to each portion of the principal amount of the Revolving Credit Loans constituting the AIA Advance, the date upon





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 2
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         which such principal amount is due in accordance with Section 2.3(a)
         (the last of which dates shall be June 30, 2001)."

         Section 2.2 New Definitions. Section 1.1 of the Credit Agreement is hereby further amended to add the following new terms and definitions thereof, which terms and definitions shall appear in alphabetical order in such
Section 1.1:

                 "'AIA Acquisition Agreement' means that certain Agreement for Sale and Purchase of AIA 727 Fleet dated as of July 31, 1997, among American International Airways, Inc., Kalitta Flying Services, Inc., Conrad Kalitta, Aircargo and Kitty Hawk."

                 "'AIA Aircraft' means Aircraft O, Aircraft P, Aircraft Q, Aircraft R, Aircraft S, Aircraft T, Aircraft U, Aircraft V, Aircraft W, Aircraft X, Aircraft Y, Aircraft Z, Aircraft AA, Aircraft AB, Aircraft AC and Aircraft AD."

                 "'AIA Fleet Advance' means the Revolving Credit Loans in the aggregate amount of $45,900,000 made by Lenders to Kitty Hawk on the First Amendment Date to finance the purchase by Aircargo of the AIA Aircraft pursuant to the AIA Acquisition Agreement."

                 "'Aircraft M' means, collectively, (i) one Boeing 727-224 airframe, United States Aircraft Registration Number N79746, Manufacturer's Serial No. 22449, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-15 Engine, Manufacturer's Serial No. 700766, (iii) one Pratt & Whitney JT8D-15 Engine, Manufacturer's Serial No. 700776, and (iv) one Pratt & Whitney JT8D-15 Engine, Manufacturer's Serial No. 700777."

                 "'Aircraft N' means, collectively, (i) one Boeing 727-2J0 airframe, United States Aircraft Registration Number N284US, Manufacturer's Serial No. 21108, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-15 Engine, Manufacturer's Serial No. 695270, (iii) one Pratt & Whitney JT8D-15 Engine, Manufacturer's Serial No. 687659, and (iv) one Pratt & Whitney JT8D-15 Engine, Manufacturer's Serial No. 708393."

                 "'Aircraft O' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N719CK (formerly N6806), Manufacturer's Serial No.19481, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 649038, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 654584, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665195."

                 "'Aircraft P' means, collectively, (i) one Boeing 727-251 airframe, United States Aircraft Registration Number N255US, Manufacturer's Serial No. 19974, together with any





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 3
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         and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe, (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665401, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 649240, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665357."

                 "'Aircraft Q' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N856AA, Manufacturer's Serial No. 20997, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 653766, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665228, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666119."

                 "'Aircraft R' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N858AA, Manufacturer's Serial No. 21085, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666095, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666098, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666059."

                 "'Aircraft S' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N6831, Manufacturer's Serial No. 20184, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666253, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665419, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 654979."

                 "'Aircraft T' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N6834, Manufacturer's Serial No. 20187, together with any and all parts, appliances, components, instruments, accessories, accessions,, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666123, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666354, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 654076."

                 "'Aircraft U' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N6808, Manufacturer's Serial No.19483, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666034, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665214, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665280."





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 4
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                 "'Aircraft V' means, collectively, (i) one Boeing 727-223
         airframe, United States Aircraft Registration Number N6811, Manufacturer's Serial No.19486, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666031, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666125, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 654009."

                 "'Aircraft W' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N6816, Manufacturer's Serial No. 19491, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665188, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665232, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665190."

                 "'Aircraft X' means, collectively, (i) one Boeing 727-23 airframe, United States Aircraft Registration Number N1908, Manufacturer's Serial No. 19183, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-7B Engine, Manufacturer's Serial No. 654427, (iii) one Pratt & Whitney JT8D-7B Engine, Manufacturer's Serial No. 654417, and (iv) one Pratt & Whitney JT8D-7B Engine, Manufacturer's Serial No. 654365."

                 "'Aircraft Y' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N729CK (formerly N6807), Manufacturer's Serial No. 19482, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 649269, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665955, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665452."

                 "'Aircraft Z' means, collectively, (i) one Boeing 727-22C airframe, United States Aircraft Registration Number N727CK, Manufacturer's Serial No. 19195, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666035, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666109, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 654884."

                 "'Aircraft AA' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N72OCK (formerly N6812), Manufacturer's Serial No. 19487, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665365, (iii) one Pratt & Whitney





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 5
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         JT8D-9A Engine, Manufacturer's Serial No. 665248, and (iv) one Pratt &
         Whitney JT8D-9A Engine, Manufacturer's Serial No. 666137."

                 "'Aircraft AB' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N722CK (formerly N6810), Manufacturer's Serial No. 19485, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665466, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 649124, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665160."

                 "'Aircraft AC' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N723CK (formerly N6838), Manufacturer's Serial No. 20191, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665348, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665395, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 665464."

                 "'Aircraft AD' means, collectively, (i) one Boeing 727-223 airframe, United States Aircraft Registration Number N706CA (formerly N6821), Manufacturer's Serial No. 19496, together with any and all parts, appliances, components, instruments, accessories, accessions, equipment, and avionics installed in or appurtenant to such airframe,
         (ii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666153, (iii) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666346, and (iv) one Pratt & Whitney JT8D-9A Engine, Manufacturer's Serial No. 666196."

                 "'First Amendment' means that certain First Amendment to Credit Agreement dated as of September 17, 1997, executed by Kitty Hawk, Leasing, Aircargo, Charters, Skyfreighters, Wells Fargo, Bank One and Agent."

                 "'First Amendment Date' means September 17, 1997."

         Section 2.3 Other Definitions. Section 1.1 of the Credit Agreement is hereby further amended as follows:

                 (a) The phrase "three Interest Periods" contained in clause (c) of the definition of the term "Interest Period" is amended and restated to read "five Interest Periods"; and

                 (b) The last sentence of the definition of the term "Revolving Credit Loans Commitment" is amended and restated to read in its entirety as follows: "As of the First Amendment Date, the aggregate principal amount of the Revolving Credit Loans Commitments is $60,900,000.".





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 6
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         Section 2.4      Revolving Credit Loans. Section 2.1(a) of the Credit
Agreement is hereby amended and restated to read in its entirety as follows:

                 "(a)     Revolving Credit Loans. Subject to the terms and
         conditions of this Agreement (including, without limitation, Section 2.13), each Revolving Credit Loans Lender severally agrees to make one or more revolving credit loans to Kitty Hawk from time to time from and including the Closing Date to but excluding the Revolving Credit Loans Maturity Date in an aggregate principal amount outstanding not to exceed the positive remainder of (i) the amount of such Lender's Revolving Credit Loans Commitment as then in effect, minus (ii) such Lender's Commitment Percentage of the Letter of Credit Liabilities then outstanding (such revolving credit loans referred to in this Section 2.1 (a) now or hereafter made by Lenders to Kitty Hawk from and including and after the Closing Date are hereinafter collectively called the "Revolving Credit Loans"); provided, however, that (A) Lenders will make the AIA Fleet Advance to Kitty Hawk on the First Amendment Date if all the conditions precedent to such advance set forth in this Agreement and the First Amendment are satisfied and (B) neither the AIA Fleet Advance nor any portion thereof nor any amount represented thereby may be repaid and then reborrowed. Subject to the foregoing limitations and the other terms and conditions of this Agreement, Kitty Hawk may borrow, repay and reborrow the Revolving Credit Loans hereunder; provided, however, that the AIA Fleet Advance shall be made on the First Amendment Date and neither the AIA Fleet Advance nor any portion thereof nor any amount represented thereby may be repaid and then reborrowed. Kitty Hawk agrees to borrow Revolving Credit Loans on the Closing Date for the purpose of paying the amounts specified in the first sentence of Section 2.10(a)."

         Section 2.5 Repayment of Revolving Credit Loans. Section 2.3(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "(a)     Kitty Hawk shall pay to Agent for the account of the
         Revolving Credit Loans Lenders the outstanding principal of the Revolving Credit Loans (and the outstanding principal of the Revolving Credit Loans shall be due and payable) on the Revolving Credit Loans Maturity Date; provided, however, that, notwithstanding anything to the contrary contained in this Agreement, (i) with respect to Revolving Credit Loans which are used for Aircraft Acquisitions other than the AIA Fleet Advance, Kitty Hawk shall pay to Agent for the account of the Revolving Credit Loans Lenders the entire principal amount of such Revolving Credit Loans (and the entire outstanding principal amount of such Revolving Credit Loans shall be due and payable) on or before 150 days after the date of the borrowing of such Revolving Credit Loans and (ii) with respect to the Revolving Credit Loans constituting the AIA Fleet Advance, Kitty Hawk shall pay to Agent for the account of the Revolving Credit Loans Lenders the $45,900,000 principal amount of the AIA Fleet Advance (and the entire principal amount of the AIA Fleet Advance shall be due and payable) in 12 installments, commencing on June 30, 1998 and continuing on each Quarterly Payment Date thereafter through and including March 31, 2001, each of which installments shall be in the amount of $1,912,500.00, and, in addition, Kitty Hawk shall pay to Agent for the Revolving Credit Loans Lenders all remaining outstanding principal of the AIA Fleet Advance (and all





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 7
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          remaining outstanding principal of the AIA Fleet Advance shall be due and payable) on June 30, 2001."

         Section 2.6      Interest Rates Applicable to AIA Fleet Advance.
Section 2.4(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "(a)     Interest Rate. The applicable Borrower shall pay to
         Agent for the account of each applicable Lender interest on the unpaid principal amount of each Loan made by such Lender to such Borrower for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                          (i) during the periods any such Loan is a Prime Rate Loan, the lesser of (A) (i) the Prime Rate or (ii) with respect to interest which accrues on the AIA Fleet Advance after December 31, 1998 but not prior thereto, the Prime Rate plus one percent (1.00%) during the period from and including January 1, 1999 through and including December 31, 1999, and the Prime Rate plus one and one-half of one percent (1.50%) during the period from and including January 1, 2000 and thereafter, or (B) the Maximum Rate; and

                          (ii) during the periods any such Loan is a Eurodollar Loan, the lesser of (A) (i) the Eurodollar Rate plus the Applicable Margin or (ii) with respect to interest which accrues on the AIA Fleet Advance after December 31, 1998 but not prior thereto, the Eurodollar Rate plus the Applicable Margin plus one percent (1.00%) during the period from and including January 1, 1999 through and including December 31, 1999, and the Eurodollar Rate plus the Applicable Margin plus one and one-half percent (1.50%) during the period from and including January 1, 2000 and thereafter, or (B) the Maximum Rate.

         Section 2.7 Use of Proceeds of Revolving Credit Loans. Section 2.10(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "(a)     Kitty Hawk agrees with Agent and Lenders that it
         will, on the Closing Date, borrow Revolving Credit Loans in an aggregate amount sufficient to pay in full all existing principal indebtedness, accrued interest, fees, costs and expenses owed by Kitty Hawk to Wells Fargo under the WFB Agreement No. 3, and Kitty Hawk hereby irrevocably requests that Agent deliver such proceeds to Wells Fargo to pay such indebtedness. Kitty Hawk agrees with Agent and Lenders that the proceeds of the Revolving Credit Loans to be made on and after the Closing Date shall be used by Kitty Hawk, Leasing, Aircargo and Charters (i) for general corporate purposes, and (ii) to provide financing for Aircraft Acquisitions by Leasing or Aircargo (including, without limitation, the acquisition by Aircargo of the AIA Aircraft), such financing not to exceed at any time $6,500,000 attributable to any single Acquired Aircraft; provided, however, that the sum of the aggregate principal amount of the Revolving Credit Loans outstanding at any time used for other than the purpose specified in clause (ii) preceding plus the Letter of Credit Liabilities outstanding at any time shall not, at any time, exceed $5,000,000. Each of Kitty Hawk and Wells Fargo represents and warrants





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 8 to Bank One that, as of the Closing Date, the aggregate outstanding principal amount of the indebtedness owed by Kitty Hawk to Wells Fargo under the WFB Agreement No. 3 is $3,000,000."

         Section 2.8 Reduction of Revolving Credit Loans Commitments. Clause (i) of Section 2.13(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "(i) the Revolving Credit Loans Commitments shall automatically terminate at 10:00 a.m. (Dallas, Texas time) on the Revolving Loans Commitments Maturity Date and, without limiting the generality of the foregoing, the portion of the Revolving Credit Loans Commitments relating to, and equal to the aggregate principal amount of, the AIA Fleet Advance shall automatically terminate on the First Amendment Date concurrently with the making of the AIA Fleet Advance; and".

         Section 2.9 Acquired Aircraft Release. Section 5.4(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "(c) Acquired Aircraft Release. Subject to Section 5.4(d), Agent and Lenders agree that, with respect to any applicable Acquired Aircraft, upon five (5) Business Days prior written request from Kitty Hawk and if (but only if) Kitty Hawk prepays the applicable outstanding principal amounts of the Revolving Credit Loans used for the Aircraft Acquisition of such Acquired Aircraft and attributable to such Acquired Aircraft as reasonably determined by Agent, Agent shall (at Kitty Hawk's expense) release its Lien on such Acquired Aircraft."

         Section 2.10 Title Insurance. Section 5.6 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "Section 5.6     Title Insurance. Kitty Hawk or Leasing (with
         respect to Aircraft and Acquired Aircraft owned by Leasing), and Kitty Hawk or Aircargo (with respect to Acquired Aircraft owned by Aircargo), shall (at its sole cost and expense) purchase owner and mortgagee policies of title insurance (or, if acceptable to Required Lenders, amendments or endorsements to existing polices of title insurance) insuring that Leasing or Aircargo (as applicable) has indefeasible title to each of the Aircraft and the Acquired Aircraft and that Agent, for the benefit of Agent and Lenders, holds a perfected, first priority Lien on each of the Aircraft and the Acquired Aircraft pursuant to the Loan Documents. The mortgagee policy of title insurance in favor of Agent shall be in an amount, shall be issued by the Title Company or another title insurance company reasonably acceptable to Agent and shall contain such terms and provisions as are reasonably acceptable to Agent."




FIRST AMENDMENT TO CREDIT AGREEMENT - Page 9

         Section 2.11 Additional Conditions Precedent to Revolving Credit Loans. Section 6.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "Section 6.3     Additional Conditions Precedent to Revolving
         Credit Loans. The obligation of each Revolving Credit Loans Lender to make any Revolving Credit Loan (other than a Revolving Credit Loan which Kitty Hawk specifies to Agent is being used for, and may be used for, general corporate purposes as provided in clause (i) of Section 2.10(a)), the proceeds of which will be used in whole or in part for any Aircraft Acquisition, is subject to the satisfaction of each of the conditions precedent set forth in Sections 6.1 and 6.2 and each of the following additional conditions precedent, all of which must be in form and substance or otherwise satisfactory to Agent:

                           (a) Leasing or Aircargo (as applicable) shall have delivered the Aircraft Acquisition Letter to Agent relating to the Acquired Aircraft to be purchased pursuant to such Aircraft Acquisition (provided, however, that no Aircraft Acquisition Letter shall be required to be delivered in connection with the AIA Fleet Advance);

                           (b) Leasing or Aircargo (as applicable) shall have executed and delivered to Agent an Aircraft Mortgage identical in form and substance to the Aircraft Mortgage relating to the Aircraft (except for the description of the Acquired Aircraft and the reference to amendment and restatement of prior aircraft mortgages) pursuant to which Agent for the benefit of Agent and Lenders shall have a perfected, first priority Lien on such Acquired Aircraft as security for payment and performance of the Obligations and such Aircraft Mortgage shall have been appropriately filed with the FAA;

                           (c) Leasing or Aircargo (as applicable) shall have delivered to Agent:

                                  (i) Title and Lien searches performed by the Title Company or another aircraft title company reasonably acceptable to Agent confirming that (A) the Acquired Aircraft is duly registered with the FAA in the name of Leasing, (B) Agent, for the benefit of Agent and Lenders, has a perfected, first priority Lien in the Acquired Aircraft as security for the payment and performance of the Obligations;

                                  (ii)        A policy or the Title Company's
                          unconditional commitment to issue a policy of mortgagee title insurance (or amendments or endorsements thereof) for the Acquired Aircraft with Agent as named insured as required pursuant to
                          Section 5.6; and

                                  (iii)       Lien searches in the name of
                          Leasing or Aircargo (as applicable) (and in all names under which Leasing or Aircargo (as applicable) has done business within the last five years and in the names of all Persons who previously owned the Acquired Aircraft, as Agent may require) in each





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 10
                          state where each such Person maintains an office or has Property, showing no financing statements or other Lien instruments of record affecting the Acquired Aircraft (provided, however, that no such Uniform Commercial Code Lien searches shall be required to be delivered in connection with the AIA Fleet Advance);

                          (d) Leasing or Aircargo (as applicable) shall have received or filed (and shall have confirmed to Agent that it has received or filed and provided a copy thereof to Agent) each of the following:

                                  (i) an executed warranty bill of sale for such Property executed by the seller;

                                  (ii)        an executed FAA Bill of Sale (AC
                          Form 8050-2) (acceptable to the FAA and Agent for recording with the FAA) for such Property, executed by the seller, and validly transferring title to such Property to Leasing on the FAA's records;

                                  (iii)       an executed FAA Aircraft
                          Registration Application (AC Form 8050-1) for such Property for registering such Property in the name of the Leasing;

                                  (iv) a valid airworthiness certificate for such Property (FAA Form 8100-2); and

                                  (v)         releases of all Liens (if any)
                          encumbering such Property or any part thereof, other than materialmen's or mechanic's Liens not filed of record; and

                          (e) Additional Documentation. Agent shall have received such additional approvals, opinions or documents as it or its legal counsel, Jenkens & Gilchrist, P.C., may reasonably request, in connection with the perfection and priority of its Lien on such Acquired Aircraft."

         Section 2.12 Registration of Aircraft. Clause (i) of Section 8.12(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "(i)     cause the Aircraft, Other Aircraft and Acquired
         Aircraft to be duly registered in the name of Leasing or, with respect to the Acquired Aircraft acquired by Aircargo, Aircargo and to remain duly registered in the name of Leasing or Aircargo (as applicable) under the Federal Aviation Act;".

         Section 2.13 Dispositions of Property. Section 9.8 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 11

                 "Section 9.8     Disposition of Property. No Kitty Hawk
         Company will sell, lease, assign, transfer or otherwise dispose of any of its Property, except:

                          (a)     dispositions of Property, other than
                 Collateral, in the ordinary course of business or consistent with prudent business practices (including, without limitation, sales of Aircraft and Acquired Aircraft concurrently with Agent's release of its Lien thereon in accordance with Sections 5.4(b) and 5.4(c), respectively);

                          (b) with respect to Aircraft and Acquired Aircraft and which constitute Collateral, leases of such Aircraft by Leasing to Aircargo for fair consideration pursuant to the applicable Leases and leases of such Acquired Aircraft for fair consideration, each of which Leases or leases shall be Operating Leases and none of which Leases or leases shall be finance leases or shall grant to the lessee any option to purchase the Aircraft or Acquired Aircraft or any portion thereof, and

                          (c) with respect to Acquired Aircraft, leases of such Aircraft which are approved in writing by Agent and Required Lenders."

         Section 2.14 Revolving Credit Loans Commitments. The amount of the Revolving Credit Loans Commitment of each Revolving Credit Loans Lender as set forth on its signature page to the Credit Agreement is hereby amended to be the amount set forth opposite the name of such Lender on its signature page to this Amendment.

                                   ARTICLE 3

                              Conditions Precedent

         Section 3.1 The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                 (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment or another date acceptable to Agent, in form and substance satisfactory to Agent:

                          (i) an amended and restated Revolving Credit Loans Note dated the date hereof in the maximum original principal amount of $30,450,000 payable to the order of Wells Fargo and in the maximum original principal amount of $30,450,000 payable to the order of Bank One;

                          (ii) an Aircraft Mortgage or Aircraft Mortgages pursuant to which Agent for the benefit of Agent and Lenders shall have a perfected, first priority Lien on each of the AIA Aircraft and Aircraft M as security for the payment and performance of the Obligations, which Aircraft Mortgage or Aircraft Mortgages shall have been appropriately filed with the FAA;





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 12

                          (iii) Lease Assignments pursuant to which Agent for the benefit of Agent and Lenders shall have received an assignment of all lease agreements and proceeds thereof relating to or affecting each of the AIA Aircraft and Aircraft M, which Lease Assignments shall have been appropriately filed with the FAA;

                          (iv)    each of the agreements, documents,
                 instruments and certificates required to be delivered in accordance with Section 6.3 of the Credit Agreement as a condition precedent to the AIA Fleet Advance and the Aircraft Acquisition consisting of the acquisition of the AIA Aircraft and Aircraft M (including, without limitation, title and Lien searches, a commitment to issue a policy of mortgagee title insurance, warranty and FAA bills of sale, FAA Aircraft Registration Applications and valid airworthiness certificates for each of the AIA Aircraft and Aircraft M) other than an Aircraft Acquisition Letter (the delivery of which is hereby waived by Lenders) and UCC Lien searches in the name of Aircargo (the delivery of which is hereby waived by Lenders);

                          (v)     a true and correct copy of the AIA
                 Acquisition Agreement, and all agreements, documents, instruments and certificates executed and/or delivered in connection therewith, as executed by all parties thereto;

                          (vi) an originally executed counterpart of each of the lease agreements (including, without limitation, amendments, modifications, supplements, assignments, estoppel certificates, consents, etc.) relating to or affecting each of the AIA Aircraft and Aircraft M marked "Lessee's Chattel Paper Copy," and a copy of the same as recorded with the FAA;

                          (vii) detailed financial projections of the Kitty Hawk Companies (including, without limitation, income statements, balance sheets and statements of cash flow with capital expenditures for the fiscal years 1997, 1998 and 1999) which give effect to the consummation of the AIA Aircraft Acquisition;

                          (viii) an appraisal of each of the AIA Aircraft prepared by a qualified, independent aircraft appraiser reasonably acceptable to Agent, which appraisals must evidence that the aggregate appraised value of the AIA Aircraft is $51,000,000 or more;

                          (ix) copies of all insurance policies required by the Credit Agreement and the other Loan Documents evidencing insurance covering each of the AIA Aircraft and Aircraft M, together with certificates of insurance containing loss payable endorsements naming Agent as loss payee under all such casualty insurance policies and Agent as additional insured party under all such liability policies;

                          (x) resolutions of the Board of Directors of each of the Kitty Hawk Companies certified by its Secretary or an Assistant Secretary which authorize the





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 13
                 execution, delivery and performance of this Amendment and all Loan Documents to be executed and/or delivered pursuant to or in connection with this Amendment;

                          (xi) an endorsement to the existing policy of mortgagee title insurance relating to the Liens on Aircraft A, Aircraft B, Aircraft C, Aircraft D, Aircraft E, Aircraft F, Aircraft G, Aircraft H, Aircraft I, Aircraft J, Aircraft K and Aircraft L confirming that the validity of such title insurance is not affected by the amendments to the Aircraft Mortgages covering such Aircraft; and

                          (xii) such additional agreements, documents, instruments, certificates and information as Agent or its legal counsel may reasonably request to effectuate this Amendment and the transactions contemplated hereby and to effectuate and evidence the financing of Aircraft M;

                 (b) Aircargo shall have acquired each of the AIA Aircraft in accordance with the terms and provisions of the AIA Acquisition Agreement;

                 (c) the aggregate amount of the AIA Fleet Advance shall not exceed 90% of the lesser of (i) $51,000,000 (the aggregate purchase price for the AIA Aircraft) or (ii) the aggregate appraised value of the AIA Aircraft;

                 (d) Kitty Hawk shall have paid to Agent, for the account of the Revolving Credit Loans Lenders, the origination fee specified in Section 4.2 of this Amendment;

                 (e)      Kitty Hawk shall have paid all costs and expenses of
         (i) conducting Lien searches, (ii) filing and recording the Security Documents to be filed or recorded in connection with this Amendment,
         (iii) appraisals required in connection with this amendment, and (iv) title insurance to be delivered in accordance with this Amendment, and Kitty Hawk shall have paid all fees and expenses of counsel to the Agent which are required to be paid in accordance with Section 13.1 of the Credit Agreement and which have been submitted to the Borrower for payment;

                 (f) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Loan Documents, made only in reference to a specific date);

                 (g) no Default or Event of Default shall have occurred and be continuing (after giving effect to this Amendment); and

                 (h) all corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, instruments and certificates executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent and its legal counsel.





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 14

                                   ARTICLE 4

                                 Miscellaneous

         Section 4.1 Representations and Warranties. Each of the Kitty Hawk Companies hereby jointly and severally represents and warrants to Agent and Lenders as follows:

                 (a) no Default or Event of Default exists or will exist immediately prior to or after giving effect to this Amendment;

                 (b)      all representations and warranties contained in
         Article 7 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of September 17, 1997, as if such representations and warranties had been made on and as of September 17, 1997 (except to the extent that such representations and warranties are expressly made only as of a specific date or dates);

                 (c) the execution, delivery and performance of this Amendment and all other Loan Documents to be executed and/or delivered in connection herewith have been duly authorized by all requisite corporate action on the part of the Kitty Hawk Companies and do not and will not violate or conflict with the articles or certificate of incorporation, bylaws or other charter documents of any Kitty Hawk Company; and

                 (d) each of this Amendment and the agreements, documents, instruments and certificates executed and/or delivered in connection with this Amendment constitutes a "Loan Document" as such term is defined in the Credit Agreement and constitutes the legal, valid, binding and enforceable obligations of each Kitty Hawk Company which is a party thereto in accordance with its terms.

         Section 4.2 Fees. Kitty Hawk shall, concurrently with the execution of this Amendment by Agent and Lenders, pay to Agent, for the account of the Revolving Credit Loans Lenders, pro rata based upon their respective Revolving Credit Loans Commitments, an origination fee in the amount of $114,750.

         Section 4.3 Ratification and Confirmation of Guaranties and Liens. Each of the Kitty Hawk Companies hereby:

                 (a) consents to and approves of the terms and provisions of this Amendment;

                 (b) ratifies and confirms all of its Liens, indebtedness, liabilities and obligations under the Security Documents executed by it;

                 (c) reaffirms that, after giving effect to this Amendment, all of its representations and warranties made in the Security Documents executed by it remain true and correct as of the date of this Amendment (except to the extent that such representations or warranties are expressly made only as of a specific date);





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 15

                 (d) reaffirms all of its Liens, covenants, agreements, indebtedness, liabilities and obligations under the Security Documents executed by it, which include, without limitation, the grant of Liens in and to all of its rights, titles and interests in and to the Collateral as security for payment and performance of the Obligations, which Obligations include, without limitation, the Revolving Credit Loans in the maximum aggregate principal amount of $60,900,000.00 and the Term Loans;

                 (e) agrees that the Security Documents executed by it shall and do remain in full force and effect;

                 (f) agrees that the Security Documents executed by it shall and do continue to constitute the legal, valid and binding obligations of it enforceable against it in accordance with the terms of such Security Documents (except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principals of equity) and that such obligations shall not be discharged or affected by any amendment, modification, renewal or extension of the terms of the Credit Agreement or the other Loan Documents; and

                 (g) agrees and acknowledges that there are no defenses, counterclaims or setoffs to the Security Documents executed by it or the Liens, covenants, agreements, indebtedness, liabilities and obligations of it thereunder.

Without limiting the generality of the foregoing, the term "Security Documents", as used in this Section 4.3 includes, without limitation, the following:

                 (i) as to Kitty Hawk, that certain (A) Amended and Restated Guaranty Agreement dated as of August 14, 1996, and (B) Commercial Security Agreement dated as of August 14, 1996;

                 (ii) as to Leasing, that certain (A) Guaranty Agreement dated as of August 14, 1996, (B) Amended and Restated Aircraft Chattel Mortgage, Security Agreement and Assignment of Rents dated as of August 14, 1996, recorded on January 3, 1997 with the FAA under conveyance number S099627 relating to the Aircraft, (C) Amended and Restated Lease Assignment dated as of August 14, 1996, recorded on January 8, 1997 with the FAA under conveyance number S099651 relating to lease agreements relating to the Aircraft, (D) Commercial Security Agreement dated as of August 14, 1996, and (E) Aircraft Chattel Mortgage, Security Agreement and Assignment of Rents dated as of August 14, 1996, recorded on December 30, 1996 with the FAA under conveyance number S099616 relating to certain Acquired Aircraft;

                 (iii) as to Aircargo, that certain (A) Amended and Restated Guaranty Agreement dated as of August 14, 1996 and (B) Amended and Restated Commercial Security Agreement dated as of August 14, 1996; and





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 16

                 (iv) as to Charters, that certain (A) Amended and Restated Guaranty Agreement dated as of August 14, 1996 and (B) Amended and Restated Commercial Security Agreement dated as of August 14, 1996.

         Section 4.4 Expenses. Kitty Hawk shall pay all reasonable fees, costs and expenses incurred by Agent and Lenders in connection with the negotiation, preparation, execution and consummation of this Amendment and the other Loan Documents and transactions contemplated hereby, including without limitation the reasonable fees and expenses of counsel to Agent and Lenders and the costs and expenses referred to in Section 3.1(e) of this Amendment.

         Section 4.5 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 4.6 Effect of this Amendment. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, to the Credit Agreement shall be deemed to mean and refer to the Credit Agreement as amended by this Amendment.

         Section 4.7 Counterparts. This Amendment may be executed in one or more counterparts, by means of facsimile or otherwise, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

         SECTION 4.8 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES) AND APPLICABLE LAWS OF THE UNITED STATES.

         SECTION 4.9 NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL, ENTIRE AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.


         Section 4.10 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid, illegal or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision held to be invalid, illegal or unenforceable.

         Section 4.11 Title Insurance. Kitty Hawk shall deliver or cause to be delivered to Agent, within a reasonable period of time and in accordance with the commitment for such insurance to be delivered to Agent on or before the First Amendment Date, a mortgage policy of title insurance in form and substance reasonably satisfactory to Agent which confirms and insures the perfected, first priority Liens of Agent and Lenders in and to each of the AIA Aircraft and Aircraft M as security





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 17 for the payment and performance of the Obligations. Kitty Hawk shall deliver or cause to be delivered to Agent, on or before March 31, 1998, an endorsement to the existing policy of mortgagee title insurance relating to the Liens on Aircraft A, Aircraft B, Aircraft C, Aircraft D, Aircraft E, Aircraft F, Aircraft G, Aircraft H, Aircraft I, Aircraft J, Aircraft K and Aircraft L which provides that such Liens are insured up to the greater of the aggregate principal amount of the Loans then outstanding or the maximum aggregate principal amount of the Commitments then in existence.

         Section 4.12 Escrow Arrangement. Kitty Hawk hereby requests that the proceeds of the AIA Fleet Advance be initially funded into an escrow account or accounts pursuant to escrow agreements in form and substance mutually satisfactory to Agent and Kitty Hawk. In the event that such proceeds are delivered to Agent in accordance with such escrow agreements, Kitty Hawk hereby authorizes Agent to promptly apply such proceeds to repayment of the AIA Fleet Advance and any interest accrued thereon.

         IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Amendment effective as of the dates first above written.

                                   KITTY HAWK:
                                   ----------

                                   KITTY HAWK, INC.

                                   By:
                                      ------------------------------------------
                                      Name:   M. Tom Christopher
                                      Title:  Chairman of the Board of Directors
                                                and Chief Executive Officer

                                   LEASING:
                                   -------

                                   AIRCRAFT LEASING, INC.


                                   By:
                                      ------------------------------------------
                                      Name:  Richard R. Wadsworth, Jr.
                                      Title: President





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 18

                                       AIRCARGO:
                                       --------

                                       KITTY HAWK AIRCARGO, INC,

                                       By:
                                          --------------------------------------
                                          Name:   Tilmon J. Reeves
                                          Title:  President


                                       CHARTERS:
                                       --------

                                       KITTY HAWK CHARTERS, INC.

                                       By:
                                          --------------------------------------
                                          Name:   Richard R. Wadsworth, Jr.
                                          Title:  Vice President


                                       SKYFREIGHTERS:
                                       -------------

                                       SKYFREIGHTERS CORPORATION

                                       By:
                                          --------------------------------------
                                          Name:   Richard R. Wadsworth, Jr.
                                          Title:  Vice President


                                       AGENT AND A LENDER:
                                       ------------------

                                       WELLS FARGO BANK (TEXAS) NATIONAL
                                       ASSOCIATION

Revolving Credit Loans
Commitment: $30,450,000                By:
                                          --------------------------------------
                                          Name:   Drew Keith
                                          Title:  Vice President



                                       ADDITIONAL LENDERS:
                                       ------------------

                                       BANK ONE, TEXAS, N.A.

Revolving Credit Loans
Commitment: $30,450,000                By:
                                          --------------------------------------
                                          Name:   Keith Wright
                                          Title:  Vice President





FIRST AMENDMENT TO CREDIT AGREEMENT - Page 19